UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2020

XTANT MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34951	20-5313323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

664 Cruiser Lane Belgrade, Montana	59714
(Address of principal executive offices)	(Zip Code)

(406) 388-0480

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000001 per share	XTNT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.

Restructuring and Exchange Agreement

On August 7, 2020, Xtant Medical Holdings, Inc. (the “Company,” “we” or “us”) entered into a Restructuring and Exchange Agreement (the “Restructuring Agreement”) with OrbiMed Royalty Opportunities II, LP (“Royalty Opportunities”) and ROS Acquisition Offshore LP (“ROS” and together with Royalty Opportunities, the “Lenders”), pursuant to which the parties thereto agreed, subject to the terms and conditions set forth therein, to take certain actions as set forth therein and as described below (collectively, the “Restructuring Transactions”) in furtherance of a restructuring of the Company’s outstanding indebtedness under that certain Second Amended and Restated Credit Agreement, dated as of March 29, 2019, by and among the Company, Bacterin International, Inc., Xtant Medical, Inc., X-spine Systems, Inc., and the Lenders, as amended (the “Second A&R Credit Agreement”).

Restructuring Transactions

The Restructuring Transactions include, among others:

●	an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock, par value $0.000001 per share, of the Company (“Common Stock”) from 75 million to 300 million (the “Charter Amendment”);

●	the exchange by the Company of shares of Common Stock for approximately $40.8 million of the aggregate outstanding principal amount of the Loans (as defined in the Second A&R Credit Agreement) outstanding under the Second A&R Credit Agreement, as well as, without duplication, approximately $21.1 million of the outstanding amount of PIK Interest (as defined in the Second A&R Credit Agreement) (such loans and PIK Interest, the “Exchanging Loans”), plus all other accrued and unpaid interest on the Exchanging Loans outstanding as of the closing date, at an exchange price of $1.07 per share, representing the average closing price of the Common Stock over the 10 trading days immediately prior to the parties entering into the Restructuring Agreement, and resulting in the issuance of approximately 57.8 million shares of Common Stock (the “Share Issuance”);

●	the execution of an amendment to the Second A&R Credit Agreement by the parties thereto to change certain provisions therein, including extinguishing loans in an aggregate principal amount equal to the Exchanging Loans outstanding thereunder together with all accrued and unpaid interest thereon, adding loans in an aggregate principal amount equal to the prepayment fee payable thereunder in respect of the Exchanging Loans, reducing the amount of credit availability thereunder, reducing the interest rate and eliminating certain financial covenants, as described in more detail below; and

●	the launch by the Company of a rights offering to allow stockholders of the Company to purchase up to an aggregate of $15 million of Common Stock at the same price per share as the $1.07 per share exchange price used to exchange the Exchanging Loans into Common Stock as part of the Share Issuance (the “Rights Offering”).

Immediately after the execution of the Restructuring Agreement by the parties thereto, the Company solicited and obtained the written consent of Royalty Opportunities and ROS, the holders of an aggregate of 9,248,678 shares of Common Stock, representing a majority of the outstanding shares of Common Stock as of the record date, August 7, 2020 (collectively, the “Consenting Majority Stockholders”), for the approval of the Charter Amendment and the Share Issuance, in accordance with applicable provisions of the Delaware General Corporation Law (the “DGCL”) and the Company’s Second Amended and Restated Bylaws. The written consent of the Consenting Majority Stockholders was sufficient to approve the Charter Amendment and the Share Issuance. Therefore, no proxies or additional consents will be solicited by the Company in connection with the Charter Amendment and the Share Issuance.

Pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, the Company intends to send a definitive information statement to all holders of Common Stock as of the August 7, 2020 record date (the “Record Date”) for the purpose of informing such stockholders of the written actions taken by the Consenting Majority Stockholders (the “Information Statement”). In accordance with Exchange Act Rule 14c-2, the stockholder consent of the Consenting Majority Stockholders will become effective no sooner than 20 calendar days following the mailing of the Information Statement. After the expiration of the 20-day period required under Rule 14c-2 promulgated under the Exchange Act, and in accordance with the DGCL, the Company intends to file the Charter Amendment with the Secretary of State of the State of Delaware and, immediately after the Charter Amendment has become effective, in accordance with the rules and regulations of the NYSE American and the terms of the Restructuring Agreement, the Company intends to issue approximately 57.8 million shares of Common Stock to the Lenders in the Share Issuance.

Assuming that the Charter Amendment and Share Issuance are consummated on August 7, 2020, the Lenders as of such date would own, in the aggregate, approximately 94% of the outstanding Common Stock. Consequently, all other existing stockholders of the Company, who currently own approximately 30% of the outstanding Common Stock, would own approximately 6% of the outstanding Common Stock following the consummation of the Charter Amendment and Share Issuance. As previously mentioned, the Company agreed to launch a rights offering to allow stockholders of the Company to purchase Common Stock at the same price per share as the $1.07 per share exchange price used in the Share Issuance.

Covenants

In furtherance of the completion of the Restructuring Transactions, the Company and the other parties to the Restructuring Agreement agreed to take certain actions prior to the closing of the Restructuring Transactions (the “Closing”), including, among others, the following:

●	The Company agreed to make certain public disclosures and required filings with the Securities and Exchange Commission (the “SEC”), including, among others, the filing of a preliminary and definitive Information Statement with the SEC, and to mail the definitive Information Statement to all stockholders of the Company as of the Record Date.

●	The Lenders agreed to make certain required filings with the SEC.

●	The Company agreed to provide certain required notices to the NYSE American.

●	The Company agreed to submit written consent of the Charter Amendment and Share Issuance to the Consenting Majority Stockholders for adoption in order to obtain stockholder approval.

●	The Company agreed to file with the SEC a registration statement relating to the Rights Offering.

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The Company and the other parties to the Restructuring Agreement agreed to take the following actions at the Closing but only in the event stockholder approval of the Charter Amendment and Share Issuance had been obtained:

●	The Company agreed to execute and file the Charter Amendment with the Secretary of State of the State of Delaware.

●	After the filing of the Charter Amendment, the Company agreed to issue the shares of Common Stock to the Lenders upon exchange of the Exchanging Loans.

●	The Company and certain of its subsidiaries and the Lenders agreed to enter into the Second Amendment to the Second Amended and Restated Credit Agreement, described in more detail below.

●	The Company and the Lenders agreed to enter into a Registration Rights Agreement, described in more detail below.

The Company and the other parties to the Restructuring Agreement agreed to take the following actions promptly after the Closing:

●	The Company agreed to make certain public disclosures and required filings with the SEC.

●	The Lenders agreed to make certain required filings with the SEC.

●	The Company agreed to provide certain required notices to the NYSE American.

●	The Company agreed to use its reasonable best efforts to cause the registration statement filed by the Company in connection with the Rights Offering to become effective as promptly as practicable after the Closing and to commence and close the Rights Offering.

In addition to the covenants described above, the Restructuring Agreement includes customary covenants of the Company and the Lenders, including, among others, the following covenants of the Company: (i) to operate its businesses in the ordinary course based on historic practices and operations contemplated pursuant to the Company’s business plans, but also taking into account the Restructuring Transactions and the other transactions contemplated under the Restructuring Agreement, during the interim period between the execution of the Restructuring Agreement and the Closing; (ii) not to engage in specified types of transactions during this period unless agreed to in writing by the Lenders; (iii) to indemnify certain officers and representatives of the Company and certain affiliates and representatives of the Lenders for all costs, expenses, loss, damage or liability arising from any losses based upon any act or omission, transaction or other occurrence or circumstances arising from or related in any way to the Company, the Restructuring Transactions, the Restructuring Agreement or any related documents; and (iv) to pay all reasonable costs and expenses incurred by the Company and certain costs incurred by the Lenders in connection with the Restructuring Agreement and the transactions contemplated thereby.

Representations and Warranties

The Restructuring Agreement also includes customary representations and warranties of the Company and the Lenders. These representations and warranties were made only for purposes of the Restructuring Agreement and as of specific dates, are solely for the benefit of the parties to the Restructuring Agreement, may be subject to limitations agreed upon by the parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Restructuring Agreement instead of establishing these matters as facts), and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors.

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Investors should not rely on the representations or warranties or any description thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. The representations and warranties made in the Restructuring Agreement by the Company and the Lenders were made solely by the parties to, and for the purposes of, the Restructuring Agreement and as of specific dates and were qualified and subject to important limitations agreed to by the Company and the Lenders in connection with negotiating the terms of the Restructuring Agreement. In particular, in your review of the representations and warranties contained in the Restructuring Agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purpose of establishing the circumstances in which a party to the Restructuring Agreement may have the right not to consummate the Restructuring Transactions if the representations and warranties of another party prove to be untrue due to a change in circumstance or otherwise, and allocating risk among the parties to the Restructuring Agreement, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC and in some cases were qualified by the matters contained in the confidential disclosure schedule that the Company provided to the Lenders in connection with the Restructuring Agreement, which disclosures were not reflected in the Restructuring Agreement.

Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Restructuring Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company or its subsidiaries or affiliates. The provisions of the Restructuring Agreement, including the representations and warranties, should not be read alone, but instead should only be read together with all periodic and current reports and statements that the Company files with the SEC.

Conditions to Closing

The obligations of the Company and the Lenders to effect the Restructuring Transactions are subject to customary closing conditions, including, among others, the following mutual conditions to the obligations of the parties: (i) the receipt of all governmental and regulatory approvals and consents necessary to effectuate the Restructuring Transactions; (ii) no legal restraints or prohibitions preventing the consummation of the Restructuring Transactions have occurred; (iii) the truth and accuracy of the other party’s representations and warranties in the Restructuring Agreement, subject in certain cases to materiality; and (iv) the performance and compliance in all material respects with all agreements and covenants contained in the Restructuring Agreement to be performed by them prior to or at the Closing. The obligations of the Lenders are further subject to the absence of any Material Adverse Effect, which is defined in the Restructuring Agreement as any event, change, effect, circumstance or condition that, individually or in the aggregate with other such events, changes, effects, circumstances or conditions, (i) is, or is reasonably likely to be, materially adverse to the business, operations, results of operations, properties, condition (financial or otherwise), assets, liabilities (actual or contingent) or prospects of the Company and its subsidiaries, taken as a whole or (ii) could reasonably be expected to materially interfere with the consummation of the transactions contemplated by the Restructuring Agreement, excluding a change in the listing status of the Company’s Common Stock from the NYSE American to an over-the-counter market.

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Termination

The Restructuring Agreement includes customary termination provisions for both the Company and the Lenders, including, among others, (i) if the closing of the Restructuring Transactions is not consummated by October 4, 2020; provided that the terminating party has not been a principal cause of the failure to close due to its failure to perform any of its obligations under the Restructuring Agreement, and (ii) by written consent of the Company and the Lenders. In addition, the Restructuring Agreement provides the ability of the Lenders in their sole discretion to terminate the Restructuring Agreement, the Restructuring Transactions and the other transactions contemplated thereby in the event a potential transaction involving the Company and its subsidiaries is pending.

Second Amendment to Second Amended and Restated Credit Agreement

As a condition to the closing of the Restructuring Transactions, the Company and the Lenders are required to enter into a Second Amendment to Second Amended and Restated Credit Agreement (the “Credit Agreement Amendment”) which will amend the Second A&R Credit Agreement as follows:

●	extinguishing loans in an aggregate principal amount equal to the Exchanging Loans outstanding thereunder on the closing date of the Credit Agreement Amendment, immediately prior to the Closing, together with all accrued and unpaid interest thereon;

●	adding loans in an aggregate principal amount equal to the prepayment fee payable thereunder in respect of the Exchanging Loans;

●	removing the availability of the Additional Delayed Draw Loans and reducing the Additional Second Delayed Draw Commitment Amount (as such terms are defined in the Second A&R Credit Agreement) to $5.0 million;

●	providing that beginning on October 1, 2020 through the maturity date of the Second A&R Credit Agreement, interest payable in cash will accrue on the loans thereunder at a rate per annum equal to the sum of (i) 7.00% plus (ii) the higher of (x) the LIBO Rate (as such term is defined in the Second A&R Credit Agreement) and (y) 1.00%; and

●	eliminating the Revenue Base financial covenant.

Registration Rights Agreement

As a condition to the closing of the Restructuring Transactions, the Company is required to enter into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Lenders. The proposed Registration Rights Agreement will require the Company to, among other things, file with the SEC a shelf registration statement covering the resale, from time to time, of the Common Stock issuable upon exchange of the Exchanging Loans no later than the 90th day after the date of Closing and use its best efforts to cause the shelf registration statement to become effective under the Securities Act of 1933, as amended (the “Securities Act”), no later than the 180th day after the date of Closing.

It is anticipated that the Credit Agreement Amendment and the Registration Rights Agreement will be entered into by the parties thereto immediately prior to the Closing.

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The Lenders, which collectively own approximately 70% of the outstanding Common Stock, and beneficially own, with their warrants, approximately 78% of the Common Stock, are the sole holders of the Company’s outstanding long-term debt, all of which is outstanding under the Second A&R Credit Agreement. In addition, as described in more detail in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC on March 5, 2020, the Company is a party to an Investor Rights Agreement and Registration Rights Agreement with the Lenders in addition to the Second A&R Credit Agreement. Pursuant to the director nomination provisions in the Investor Rights Agreement, three of the current five members of the Board of Directors of the Company are affiliated with the Lenders.

The foregoing summary description of the Restructuring Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Restructuring Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The foregoing summary descriptions of the Credit Agreement Amendment and Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Credit Agreement Amendment and Registration Rights Agreement, which will be filed as exhibits to a Current Report on Form 8-K to be filed by the Company within four business days after the completion of the Closing and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above under Item 1.01 in connection with the Restructuring Agreement is incorporated herein by reference. It is anticipated that the issuance of Common Stock to the Lenders under the Restructuring Agreement will be made in reliance on an exemption from the registration requirements of the Securities Act pursuant to Section 4(a)(2) of the Securities Act and Rule 506 promulgated thereunder since the issuance will not involve a public offering, the Lenders will acquire the securities for investment and not resale, and the Company will take appropriate measures to restrict transfer of the securities.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The disclosure set forth above under Item 1.01 in connection with the Restructuring Agreement is incorporated herein by reference.

Additional Information

As previously mentioned, the Company intends to file the Information Statement with the SEC for the purpose of informing its stockholders of the written actions taken by the Consenting Majority Stockholders. The Company’s stockholders are urged to read the Information Statement when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. A free copy of the Information Statement, as well as other filings with the SEC containing information about the Company and the Restructuring Transactions, may be obtained, when available, at the SEC’s website at www.sec.gov. Copies of the Information Statement may also be obtained, when available, without charge, by calling the Company at (406) 388-0480 or sending your request in writing to the Company at the following address: 664 Cruiser Lane, Belgrade, Montana 59714, Attention: Investor Relations.

Cautionary Statement Regarding Forward-Looking Statements

The statements contained in this Current Report on Form 8-K that are not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Our forward-looking statements include, but are not limited to, statements regarding our “expectations,” “hopes,” “beliefs,” “intentions,” or “strategies” regarding the future. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should” and “would,” as well as similar expressions, may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward looking.

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A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur. You should not place undue reliance on forward-looking statements, which speak only as of the date of this report. The forward-looking statements contained in this report are based on currently available information and our current expectations and beliefs concerning future developments and their potential effects on us. These forward-looking statements involve a number of risks, uncertainties, or assumptions, many of which are beyond our control, which may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties surrounding the Restructuring Transactions, including without limitation, our ability to consummate the Restructuring Transactions and to do so on a timely basis and our ability to maintain the listing of our Common Stock on the NYSE American, and other factors described in the “Part I. Item 1.A. Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2019, as supplemented by subsequent disclosures in our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020 and in this report and in future Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We are including this cautionary statement to make applicable and take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 for forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

Item 7.01	Regulation FD Disclosure.

On August 10, 2020, the Company issued a press release announcing the Restructuring Agreement, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in Item 7.01 of this report (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Restructuring and Exchange Agreement, dated as of August 7, 2020, by and among Xtant Medical Holdings, Inc., OrbiMed Royalty Opportunities II, LP and ROS Acquisition Offshore LP (filed herewith)

99.1	Release of Xtant Medical Holdings, Inc., dated August 10, 2020, entitled “Xtant Medical Announces Debt Restructuring” (furnished herewith)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTANT MEDICAL HOLDINGS, INC.

By:	/s Sean E. Browne
Sean E. Browne
President and Chief Executive Officer

Date: August 10, 2020

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